Amendment No. 1
                    To The Petro, Inc. Supplemental Executive
                                 Retirement Plan

      WHEREAS, effective January 1, 1990, Petro, Inc. ("Petro") established the Petro, Inc. Supplemental Executive Retirement Plan (the "Plan") to provide certain highly compensated employees of Petro with supplemental retirement income, disability and survivor benefits in addition to benefits payable from Petro's qualified plans and Social Security; and

      WHEREAS, Article XIV of the Plan vests the Committee (as such term is defined in the Plan) with the authority to amend the Plan; and

      WHEREAS, the Petroleum Heat and Power Co., Inc. Retirement Plan (the "Basic Plan") has been amended in order to freeze the accrued benefit of all participants effective December 31, 1996; and

      WHEREAS, the Committee desires to amend the Plan in order to freeze all benefit accruals so that effective December 31, 1996, no additional benefits shall accrue to Participants in the Plan;

      NOW THEREFORE, effective December 31, 1996, the Plan, which except as otherwise herein provided shall remain in full force and effect, is hereby amended as follows:
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      1. Article II, paragraph 2, "Accrued Benefit", is amended by adding the following at the end thereof:

            "The Accrued Benefit of all Participants shall be frozen effective December 31, 1996."

      2. Article III, Eligibility, is amended by adding a new paragraph as follows:

            "Notwithstanding anything contained herein to the contrary, effective December 31, 1996 (i) each employee who was a Participant in the Plan on such date shall continue as a Participant and (ii) no other employee of Petro shall become a Participant in the Plan."

      3. A new Article XVI, Freezing of all Benefits Under the Plan shall be added as follows:

            "Notwithstanding anything contained herein to the contrary, the Accrued Benefit of all Participants shall be frozen effective December 31, 1996."

      IN WITNESS WHEREOF, the Committee, on behalf of Petro, has caused this Amendment to be duly executed this day of November, 1996, effective December 31, 1996.

                        The Committee of the Petro, Inc.
                        Supplemental Executive Retirement Plan


                        __________________________________
                        Irik P. Sevin


                        __________________________________
                        Joseph Cavanaugh